EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

William P. Moffitt, as President and Chief Executive Officer and Lorin J. Randall as Senior Vice President of Finance, Treasurer and Chief Financial Officer of i-STAT Corporation (the “Company”), certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

(1)     the Company’s Report on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      DATE: November 14, 2003

/s/ William P. Moffitt
_________________

William P. Moffitt
President and Chief
Executive Officer

/s/ Lorin J. Randall
_________________

Lorin J. Randall
Senior Vice President
of Finance, Treasurer and
Chief Financial Officer

(A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to i-STAT Corporation and will be retained by i-STAT Corporation and furnished to the Securities and Exchange Commission or its staff upon request.)